Dreyfus

Institutional Preferred Money Market Fund

ANNUAL REPORT March 31, 2000

(reg.tm)





The views expressed herein are current to the date of this report. These views and the composition of the fund's portfolio are subject to change at any time based on market and other conditions.

           * Not FDIC-Insured
           * Not Bank-Guaranteed
           * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the President

                             3   Discussion of Fund Performance

                             6   Statement of Investments

                            10   Statement of Assets and Liabilities

                            11   Statement of Operations

                            12   Statement of Changes in Net Assets

                            13   Financial Highlights

                            14   Notes to Financial Statements

                            16   Report of Independent Auditors

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                          Dreyfus Institutional

                                                    Preferred Money Market Fund

LETTER TO SHAREHOLDERS

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Institutional Preferred Money Market Fund. During the 12-month reporting period that ended March 31, 2000, the fund produced an annualized yield of 5.34%. Taking into account the effect of compounding, the fund's annualized effective yield was 5.47%.(1)

The Economy

The 12-month reporting period was characterized by rising interest rates, which were primarily the result of robust U.S. economic growth and actions taken by the Federal Reserve Board' s Open Market Committee toward a more restrictive
monetary    policy.

When the reporting period began on April 1, 1999, the performance of the U.S. economy was showing signs of renewed strength in the wake of 1998's global financial crisis. Gross Domestic Product (GDP) had grown at a rate of 4.3% during the first quarter of 1999, yet inflation remained benign. Despite concerns that faster growth might rekindle long-dormant inflationary pressures, the Federal Reserve Board (the "Fed") held steady on rates.

In May, however, a surprisingly large jump in the Consumer Price Index pushed policymakers to adopt a bias towards tightening monetary policy, which caused a shift in market psychology. As a result, market participants began to anticipate
higher    rates.

In late June, the Fed implemented its first 25 basis point increase in the federal funds rate. At the same time, the Fed announced that it was shifting its bias back to neutral, indicating no intention of further rate increases in the immediate future. As the summer progressed, strong economic growth with rising wages reinforced the Fed's inflation concerns. At its August meeting, the Fed raised the federal funds rate by another 25 basis points, and signaled added resolve by also raising the discount rate.



In  the  third  quarter of 1999, GDP growth accelerated to a rapid 4.8%, yet key
indicators   of   employment  costs  and  inflation  remained  relatively  low.
Nonetheless, the Fed implemented a third 25 basis point rate hike in November. The Fed took no action at its December meeting in an apparent attempt to quiet markets concerned with potential Y2K-related disruptions. In addition, the Fed added liquidity to the banking system over year-end, leading to temporary fluctuations of short-term interest rates. Despite this short-lived market volatility, few significant Y2K problems were reported when the new year began.

During the fourth quarter of 1999, GDP growth continued to accelerate, increasing by a robust 7.3%. Concerned by this evidence that the economy was gaining momentum, the Fed raised interest rates for a fourth time in early February and a fifth time in March, for a total rate increase of 125 basis points during the 12-month reporting period. Furthermore, while the Fed maintained an officially neutral bias after its March rate hike, Fed Chairman Alan Greenspan has indicated that the Fed's inflation-fighting resolve remains undiminished.

As of March 31, statistical data such as the Chicago Purchasing Managers Report indicated that U.S. economic growth remained strong. In addition, evidence has begun to emerge that prices are edging higher. Personal consumption has continued to advance while the savings rate dropped to its lowest level on record, indicating that consumer spending remains strong.

Accordingly, we currently believe that fixed-income investors widely expect further short-term interest-rate increases at subsequent Fed meetings. The question appears to be not whether the Fed will raise interest rates further, but by how much. It is currently unclear whether the Fed will implement another 25 basis point increase, or if they will attempt to slow the economy more dramatically with a 50 basis point rate hike.

                                                                        The Fund

LETTER TO SHAREHOLDERS (CONTINUED)

Market Environment/Portfolio Focus

In anticipation of rising interest rates early in the 12-month reporting period, the fund adopted a somewhat defensive strategy. Most significantly, we reduced the fund' s average maturity in order to increase our flexibility. We believe that holding shorter maturities at this time should enhance the fund's ability to take advantage of any additional interest-rate increases.

As of March 31, 2000, the fund's average maturity remained relatively short; however, we are prepared to extend the fund's average maturity if and when evidence appears that the economy is slowing in response to the Fed's previous moves. In the event that we look to extend the fund's average maturity when we believe that the Fed is near the end of the current series of rate hikes, we would seek to take advantage of the then current interest-rate environment

    Sincerely,



    Patricia A. Larkin

    Senior Portfolio Manager

April 12, 2000

New York, N.Y.

(1) ANNUALIZED EFFECTIVE YIELD IS BASED UPON DIVIDENDS DECLARED DAILY AND REINVESTED MONTHLY. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. YIELDS FLUCTUATE. AN INVESTMENT IN THE FUND IS NOT INSURED OR GUARANTEED BY THE FDIC OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.



STATEMENT OF INVESTMENTS

March 31, 2000



                                                                                           Principal
NEGOTIABLE BANK CERTIFICATES OF DEPOSIT--32.1%                                              Amount ($)       Value ($)
--------------------------------------------------------------------------------

ABN-AMRO Bank N.V. (London)

   6.00%, 5/8/2000                                                                           28,000,000      28,000,282

Bank Austria AG (Yankee)

   5.42%-6.00%,5/4/2000- 5/22/2000                                                           20,000,000      19,994,128

Bayerische Landesbank Girozentrale (Yankee)

   6.13%, 5/30/2000                                                                         200,000,000     200,000,000

CARIPLO (London)

   5.90%, 4/7/2000                                                                           97,000,000      97,000,161

Commerzbank AG (Yankee)

   5.16%, 4/7/2000                                                                           25,000,000      24,999,842

Commerzbank AG (London)

   6.10%, 6/16/2000                                                                          50,000,000      49,996,618

Credit Agricole Indosuez S.A. (London)

   6.14%, 6/5/2000                                                                          160,000,000     160,002,727

Deutsche Bank AG (Yankee)

   6.20%, 4/10/2000                                                                          25,000,000      24,999,729

Deutsche Bank AG (London)

   6.10%, 6/13/2000                                                                         140,000,000     139,996,618

First Tennessee Bank N.A.

   6.13%, 5/30/2000                                                                         200,000,000     200,000,000

Halifax PLC (London)

   6.01%, 11/16/2000                                                                         25,000,000      25,001,499

Harris Trust & Savings Bank

   5.83%, 4/4/2000                                                                           50,000,000      50,000,079

Istituto Bancario San Paolo DiTorino (Yankee)

   5.15%, 5/16/2000                                                                          40,000,000      39,998,570

Merita Bank PLC (Yankee)

   6.13%, 5/30/2000                                                                         100,000,000     100,000,000

Societe Generale (Yankee)

   6.60%, 1/16/2001                                                                          75,000,000      74,974,530

Svenska Handelsbanken (London)

   6.15%, 6/16/2000                                                                          89,000,000      88,996,106

Toronto-Dominion Bank (Yankee)

   6.19%, 4/10/2000                                                                          25,000,000      24,999,684

U.S. Bank National Association, MN

   6.25%, 3/19/2001                                                                          73,000,000      73,000,000

TOTAL NEGOTIABLE BANK CERTIFICATES OF DEPOSIT

   (cost $1,421,960,573)                                                                                  1,421,960,573
--------------------------------------------------------------------------------------------------------------------------------

COMMERCIAL PAPER--46.3%
--------------------------------------------------------------------------------

Abbey National North America

   5.93%, 4/18/2000                                                                          75,000,000      74,793,167

                                                                                                                           The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                              Principal

COMMERCIAL PAPER (CONTINUED)                                                                  Amount ($)        Value ($)
--------------------------------------------------------------------------------

Associates First Capital Corp.

   6.25%, 4/3/2000                                                                          150,000,000     149,947,917

Bear Stearns Cos. Inc.

   6.11%, 5/25/2000                                                                          75,000,000      74,319,375

Canadian Imperial Holdings Inc.

   6.06%-6.12%, 5/16/2000-5/30/2000                                                         200,000,000     198,136,113

Chase Manhattan Corp.

   6.03%, 5/1/2000                                                                           40,000,000      39,805,000

DaimlerChrysler North America Holding Corp.

   6.17%, 6/19/2000                                                                         100,000,000      98,665,778

General Electric Capital Corp.

   6.00%-6.17%, 5/19/2000-8/14/2000                                                         190,000,000     187,589,624

General Electric Capital Services Inc.

   6.11%, 5/19/2000                                                                          50,000,000      49,596,667

HSBC USA Inc.

   5.99%, 8/15/2000                                                                          25,000,000      24,458,833

Hertz Corp.

   6.10%, 5/30/2000                                                                          42,000,000      41,584,935

Merita North America Inc.

   6.13%, 7/24/2000                                                                          20,000,000      19,623,167

Morgan (J.P.) & Co. Inc.

   5.94%, 4/10/2000                                                                         100,000,000      99,853,750

Morgan Stanley Dean Witter & Co.

   6.04%-6.20%, 6/6/2000-6/23/2000                                                          180,000,000     177,918,209

National Australia Funding (DE) Inc.

   6.23%, 4/3/2000                                                                          175,000,000     174,939,431

Salomon Smith Barney Holdings Inc.

   6.11%, 5/25/2000                                                                         125,000,000     123,865,625

Societe Generale N.A. Inc.

   5.86%-6.33%, 4/4/2000-10/16/2000                                                         125,000,000     124,012,041

Spintab AB

   5.94%-6.07%, 4/26/2000-6/19/2000                                                         140,000,000     139,071,911

Swedbank Inc.

   5.99%-6.36%, 5/3/2000-10/13/2000                                                          80,000,000      78,752,736

UBS Finance Delaware LLC

   6.25%, 4/3/2000                                                                          175,000,000     174,939,236

TOTAL COMMERCIAL PAPER

   (cost $2,051,873,515)                                                                                  2,051,873,515
---------------------------------------------------------------------------------------------------------------------------------

CORPORATE NOTES--3.4%
--------------------------------------------------------------------------------

Bear Stearns Companies Inc.

   6.38%, 9/1/2000                                                                          100,000,000 (a) 100,000,000


                                                                                              Principal

CORPORATE NOTES (CONTINUED)                                                                   Amount ($)        Value ($)
--------------------------------------------------------------------------------

Morgan (J.P.) & Co. Inc.

   6.17%, 3/6/2001                                                                           50,000,000 (a)  49,995,356

TOTAL CORPORATE NOTES

   (cost $149,995,356)                                                                                      149,995,356
---------------------------------------------------------------------------------------------------------------------------------

PROMISSORY NOTES--4.5%
--------------------------------------------------------------------------------

Goldman Sachs Group L.P.

  5.93%-6.27%, 4/3/2000-6/28/2000

   (cost $200,000,000)                                                                      200,000,000 (b) 200,000,000
---------------------------------------------------------------------------------------------------------------------------------

SHORT-TERM BANK NOTES--7.6%
--------------------------------------------------------------------------------

Bank of America NA

   6.03%-6.25%, 6/8/2000-7/20/2000                                                          150,000,000     150,000,000

Bank of America NA

   6.17%, 3/22/2001                                                                          50,000,000 (a)  50,000,000

Harris Trust & Savings Bank

   6.19%, 4/19/2000                                                                          25,000,000 (a)  24,999,517

Key Bank N.A.

   6.20%, 4/14/2000                                                                          25,000,000 (a)  24,999,564

Lasalle Bank N.A.

   6.13%, 7/24/2000                                                                          25,000,000      25,000,000

SouthTrust Bank N.A.

   6.18%, 4/12/2000                                                                          60,000,000 (a)  59,999,263

TOTAL SHORT-TERM BANK NOTES

   (cost $334,998,344)                                                                                      334,998,344

                                                                                                                           The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                            Principal

TIME DEPOSITS--13.8%                                                                        Amount ($)          Value ($)
--------------------------------------------------------------------------------

Bank One N.A. (Grand Cayman)

   6.32%, 4/3/2000                                                                          175,000,000     175,000,000

Bayerische Hypo-und Vereinsbank AG (Grand Cayman)

   6.25%, 4/3/2000                                                                          175,000,000     175,000,000

HSBC Bank USA (London)

   5.87%, 4/3/2000                                                                           52,385,000      52,385,000

State Street Bank & Trust Co. (Grand Cayman)

   6.25%, 4/3/2000                                                                          210,000,000     210,000,000

TOTAL TIME DEPOSITS

   (cost $612,385,000)                                                                                      612,385,000
---------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $4,771,212,788)                                                          107.7%   4,771,212,788

LIABILITIES, LESS CASH AND RECEIVABLES                                                            (7.7)%   (340,373,704)

NET ASSETS                                                                                       100.0%   4,430,839,084

(A)  VARIABLE INTEREST RATE--SUBJECT TO PERIODIC CHANGE.

(B)  THESE  NOTES  WERE  ACQUIRED  FOR  INVESTMENT,  AND NOT WITH THE  INTENT TO
     DISTRIBUTE  OR SELL.  SECURITIES  RESTRICTED  AS TO  PUBLIC  RESALE.  THESE
     SECURITIES WERE ACQUIRED BETWEEN  10/29/1999 AND 3/30/2000 AT A COST OF PAR
     VALUE.  AT MARCH 31, 2000,  THE  AGGREGATE  VALUE OF THESE  SECURITIES  WAS
     $200,000,000  REPRESENTING  APPROXIMATELY 4.5% OF NET ASSETS AND ARE VALUED
     AT AMORTIZED COST.

SEE NOTES TO FINANCIAL STATEMENTS.



STATEMENT OF ASSETS AND LIABILITIES

March 31, 2000



                                                                                      Cost              Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of
Investments                                                                              4,771,212,788     4,771,212,788

Cash                                                                                                          4,409,694

Interest receivable                                                                                          15,497,704

                                                                                                          4,791,120,186
------------------------------------------------------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation                                                                                  278,375

Payable for investment securities purchased                                                                 360,002,727

                                                                                                            360,281,102
-----------------------------------------------------------------------------------------------------------------------------

NET ASSETS ($)                                                                                            4,430,839,084
-------------------------------------------------------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                                                            4,430,856,305

Accumulated net realized gain (loss) on investments                                                             (17,221)
--------------------------------------------------------------------------------

NET ASSETS ($)                                                                                             4,430,839,084
--------------------------------------------------------------------------------

SHARES OUTSTANDING

(unlimited number of $.001 par value shares of Beneficial Interest authorized)
                                                                                                          4,430,856,305

NET ASSET VALUE, offering and redemption price per share ($)                                                      1.00

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF OPERATIONS

Year Ended March 31, 2000

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INTEREST INCOME                                                                                            142,488,640

EXPENSES:

MANAGEMENT FEE--NOTE 2(A)                                                                                    2,576,727

INVESTMENT INCOME--NET                                                                                     139,911,913
--------------------------------------------------------------------------------

NET REALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 1(B) ($):                                                        (15,131)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                                       139,896,782

SEE NOTES TO FINANCIAL STATEMENTS.






STATEMENT OF CHANGES IN NET ASSETS

                                                                                         Year Ended March 31,
                                                                                  ----------------------------------

                                                                                 2000                          1999
-------------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                                                         139,911,913                  91,388,895

Net realized gain (loss) on investments                                            (15,131)                     37,644

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                                                   139,896,782                  91,426,539
--------------------------------------------------------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net                                                        (139,911,913)                (91,388,895)

Net realized gain on investments                                                       --                      (36,942)

TOTAL DIVIDENDS                                                               (139,911,913)                (91,425,837)
--------------------------------------------------------------------------------

BENEFICIAL INTEREST TRANSACTIONS ($1.00 per share):

Net proceeds from shares sold                                               17,670,130,251               9,462,363,499

Dividends reinvested                                                           125,046,172                  81,867,044

Cost of shares redeemed                                                    (15,363,727,732)             (9,041,452,044)

INCREASE (DECREASE) IN NET ASSETS
   FROM BENEFICIAL INTEREST TRANSACTIONS                                     2,431,448,691                 502,778,499

TOTAL INCREASE (DECREASE) IN NET ASSETS                                      2,431,433,560                 502,779,201
---------------------------------------------------------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                                                          1,999,405,524               1,496,626,323

END OF PERIOD                                                                4,430,839,084               1,999,405,524

SEE NOTES TO FINANCIAL STATEMENTS.



                                                                                                                           The Fund

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.



                                                                                             Year Ended March 31,
                                                                                    -------------------------------

                                                                                 2000                1999             1998(a)
---------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                                             1.00                1.00              1.00

Investment Operations:

Investment income--net                                                           .054                .053              .046

Distributions:

Dividends from investment income--net                                           (.054)              (.053)            (.046)

Net asset value, end of period                                                   1.00                1.00              1.00
---------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                                                 5.48                5.48              5.76(b)
---------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                                           .10                 .10               .10(b)

Ratio of net investment income

   to average net assets                                                         5.43                5.31              5.64(b)
---------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                                        4,430,839           1,999,406        1,496,626

(A) FROM JUNE 11, 1997 (COMMENCEMENT OF OPERATIONS) TO MARCH 31, 1998.

(B) ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.




NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

Dreyfus Institutional Preferred Money Market Fund (the "fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified open-end management investment company. The fund's investment objective is to provide investors with as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The Dreyfus Corporation (the "Manager") serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A, which is a wholly-owned subsidiary of Mellon Financial Corporation. Effective March 22, 2000, Dreyfus Service Corporation (" DSC"), a wholly-owned subsidiary of the Manager, became the distributor of the fund's shares. Prior to March 22, 2000, Premier Mutual Fund Services, Inc. was the distributor.

It is the fund's policy to maintain a continuous net asset value per share of $1.00; the fund has adopted certain investment, portfolio valuation and dividend and distribution policies to enable it to do so. There is no assurance, however, that the fund will be able to maintain a stable net asset value per share of $1.00.

The fund' s financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities are valued at amortized cost, which has been determined by the fund's Board of Trustees to represent the fair value of the fund's investments.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income is recognized on the accrual basis. Cost of investments represents amortized cost. Under the terms of the custody agreement, the fund receives net earnings credits based on available cash balances left on deposit.

                                                                       The Fund

(c) Dividends to shareholders: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that a net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.

(d) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

The fund has an unused capital loss carryover of approximately $17,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to March 31, 2000. If not applied, the carryover expires in fiscal 2008.

At March 31, 2000, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTE 2--Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .10 of 1% of the value of the fund's average daily net assets and is payable monthly. The Manager has agreed to pay all of the fund's expenses except the management fee.

The Manager compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the
Manager,   under  a  transfer  agency  agreement  for  providing  personnel  and facilities to perform transfer agency services for the fund.

(b) Each trustee receives an annual fee of $1,000 and an attendance fee of $250 per meeting. The Chairman of the Board receives an additional 25% of such compensation.


REPORT OF INDEPENDENT AUDITORS

Shareholders and Board of Trustees Dreyfus Institutional Preferred Money Market Fund

We have audited the accompanying statement of assets and liabilities of Dreyfus Institutional Preferred Money Market Fund, including the statement of investments, as of March 31, 2000, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund' s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of March 31, 2000 by correspondence with the custodian and others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Institutional Preferred Money Market Fund at March 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with accounting principles generally accepted in the United States.


New York, New York

May 5, 2000

                                                                        The Fund


NOTES

                                                           For More Information

                        Dreyfus Institutional

                        Preferred Money Market Fund

                        200 Park Avenue

                        New York, NY 10166

                        Manager

                        The Dreyfus Corporation

                        200 Park Avenue

                        New York, NY 10166

                        Custodian

                        The Bank of New York

                        100 Church Street

                        New York, NY 10286

                        Transfer Agent &

                        Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.

                        P.O. Box 9671

                        Providence, RI 02940

                        Distributor

                        Dreyfus Service Corporation

                        200 Park Avenue

                        New York, NY 10166

To obtain information:

BY TELEPHONE Call 1-800-645-6561

BY MAIL Write to: The Dreyfus Family of Funds 144 Glenn Curtiss Boulevard Uniondale, NY 11556-0144

BY E-MAIL  Send your request to info@dreyfus.com

ON THE INTERNET  Information can be viewed online or downloaded from:

http://www.dreyfus.com

(c) 2000 Dreyfus Service Corporation                                   194AR003